UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2026

AMERICOLD REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of Americold Logistics, LLC Executive Severance Benefits Plan

On August 25, 2026, the Compensation Committee of the Board of Directors of Americold Realty Trust, Inc., a Maryland corporation (the “Company”), approved and adopted the Amended and Restated Americold Logistics, LLC Executive Severance Benefits Plan (the “A&R Plan”), effective immediately. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the A&R Plan.

The A&R Plan amends and restates the existing Americold Logistics, LLC Executive Severance Benefits Plan (the “Existing Plan”) and continues to provide severance benefits to eligible executives upon certain qualifying terminations of employment. The A&R Plan (i) increased the Executive Vice President and President cash severance multiple from one and one-half times (1.5x) to two times (2.0x) the sum of the annual base salary and target annual bonus and (ii) increased the continued health, dental and vision coverage under COBRA from 18 to 30 months for the Chief Executive Officer and from 12 to 24 months for Executive Vice Presidents and Presidents, in each case of (i) and (ii), only in the event of certain qualifying terminations during a Change in Control Period (i.e., on or within 24 months following a Change in Control).

Except as described above, the material terms of the Existing Plan remain unchanged.

The foregoing description of the A&R Plan is qualified in its entirety by reference to the full text of the A&R Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Americold Logistics, LLC Executive Severance Benefits Plan, effective August 25, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026

AMERICOLD REALTY TRUST, INC.

By:	/s/ Christopher J. Papa
Name: Christopher J. Papa
Title: Chief Financial Officer and Executive Vice President